UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2006

AMERICAN ECOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I,
300 E. Mallard, Suite 300
Boise, Idaho		83706
(Address of principal executive offices)		(Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers.

On August 11, 2006, Michael G. Hannon, Vice President of Corporate Development, was separated from employment with American Ecology Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: August 14, 2006	By:	/S/ Jeffrey R. Feeler
Jeffrey R. Feeler
Vice President & Controller, Chief Accounting Officer, Secretary and Treasurer